Exhibit 99.1

Expedia, Inc. Announces Consent Solicitation to Amend Its 5.95% Senior Notes Due 2020

BELLEVUE, Washington – September 22, 2016 – Today, Expedia, Inc. (“Expedia” or the “Company”) announced that it has commenced a consent solicitation (the “Solicitation”) with respect to a proposed amendment (the “Proposed Amendment”) to the indenture (the “Indenture”) governing its 5.95% Senior Notes due 2020 (the “Notes”), upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated September 22, 2016 (the “Statement”), and the related Letter of Consent. Expedia is soliciting consents from holders of record of the Notes as of 5:00 P.M., New York City time, on September 21, 2016. Subject to the terms and conditions set forth in the Statement and the related Letter of Consent, Expedia will pay eligible holders who validly deliver their consents on or prior to 5:00 P.M., New York City time, on September 30, 2016 (as may be extended by Expedia in accordance with the Statement, the “Expiration Date”), and who do not validly revoke such consents on or prior to the earlier of the Expiration Date or the Effective Time (as defined below), a cash payment equal to $2.50 per $1,000 aggregate principal amount of Notes consented (the “Consent Fee”). The Consent Fee will only be payable upon and subject to the occurrence of, among other things, the receipt of the Requisite Consent (as defined below).

The purpose of the Proposed Amendment is to conform the definition of “Permitted Holder” contained in the Indenture to the definition employed in the indentures governing Expedia’s 4.500% Senior Notes due 2024, 2.500% Senior Notes due 2022 and 5.000% Senior Notes due 2026, including by specifying that “Permitted Holders” include certain entities succeeding to the interest of Liberty Interactive Corporation in Expedia.

The Solicitation is subject to customary conditions, including, among other things, the receipt of valid and unrevoked consents with respect to a majority in aggregate principal amount of Notes then outstanding (the “Requisite Consent”) prior to the Expiration Date. The Proposed Amendment will be effected by a supplemental indenture (the “Supplemental Indenture”) to the Indenture, which will be executed after the receipt of Requisite Consent, as described in more detail in the Statement. Delivered consents may be validly revoked prior to the earlier of the Expiration Date and the time and date on which the Supplemental Indenture is executed and delivered (the “Effective Date”). The Proposed Amendment will cease to be operative if Expedia does not pay the Consent Fee to the paying agent for the benefit of the eligible holders of Notes who validly delivered and did not validly revoke their consents on or prior to the earlier of the Expiration Date and the Effective Date within 10 business days following the Effective Date.

The Solicitation is being made solely on the terms and subject to the conditions set forth in the Statement and the related Letter of Consent. Expedia may, in its sole discretion, terminate, abandon, extend or amend the Solicitation as described in the Statement.

Expedia has retained J.P. Morgan Securities LLC to act as solicitation agent in connection with the Solicitation. Questions may be directed to J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-4811 (collect). Expedia has retained D.F. King & Co., Inc. to act as the information agent and paying agent for the Solicitation. Questions and requests for additional documents may be directed to D.F. King & Co., Inc. at (800) 967-5019 (toll-free) or (212) 269-5550 (bankers and brokers).

This announcement is for information purposes only and is neither an offer to sell nor a solicitation of a consent or an offer to buy or sell any security. This announcement is also not a solicitation of consents with respect to the Proposed Amendment or any securities. The Solicitation is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.

About Expedia, Inc.

Expedia, Inc. (NASDAQ: EXPE) is the world’s largest online travel company, with an extensive brand portfolio that includes leading online travel brands, such as:

•	Expedia.com®, a leading full service online travel company with localized sites in 33 countries

•	Hotels.com®, a preeminent global lodging expert operating in more than 65 countries and 35 languages with its award winning Hotels.com® Rewards loyalty program

•	Orbitz Worldwide, including leading U.S. travel websites Orbitz.com and CheapTickets.com, as well as ebookers, a full service travel brand with websites in seven European countries

•	Expedia® Affiliate Network (EAN), a global B2B business that powers the hotel business of leading airlines, top consumer brands, online travel agencies and thousands of other partners through its API and template solutions

•	trivago®, a leading online hotel search with sites in 55 countries worldwide

•	HomeAway®, a global online marketplace for the vacation rental industry, which also includes the VRBO, VacationRentals.com and BedandBreakfast.com brands, among others

•	Egencia®, a leading corporate travel management company

•	Travelocity®, a leading online travel brand in the U.S. and Canada delivering customer service when and where our customers need it with the Customer 1st Guarantee

•	Hotwire®, inspiring spontaneous travel through Hot Rate® deals

•	Expedia® Media Solutions, the advertising sales division of Expedia, Inc. that builds media partnerships and enables brand advertisers to target a highly-qualified audience of travel consumers

•	Wotif Group, a leading portfolio of travel brands including Wotif.com®, Wotif.co.nz, lastminute.com.au®, lastminute.co.nz and travel.com.au®

•	Classic Vacations®, a top luxury travel specialist

•	CarRentals.com™, a premier online car rental booking company with localized sites in 13 countries

•	Expedia Local Expert®, a provider of online and in-market concierge services, activities, experiences and ground transportation in hundreds of destinations worldwide

•	Venere.com™, an online hotel reservation specialist in Europe

•	Expedia® CruiseShipCenters®, a provider of exceptional value and expert advice for travelers booking cruises and vacations through its network of over 220 retail travel agency franchises across North America

Trademarks and logos are the property of their respective owners. © 2016 Expedia, Inc. All rights reserved. CST: 2029030-50

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Forward-Looking Statements. Certain statements in this Press Release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of Expedia’s management regarding current expectations and projections about future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in Expedia’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q. Other unknown or unpredictable factors also could have a material adverse effect on Expedia’s business, financial condition and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as “anticipates,” “estimates,” “expects,” “intends,” “plans” and “believes,” among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.

These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Press Release, and Expedia is not under any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Please carefully review and consider the various disclosures made in this Press Release and in Expedia’s reports filed with the U.S. Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect Expedia’s business, prospects and results of operations.

Contacts:

Investor Relations

(425) 679-3759

ir@expedia.com

Communications

(425) 679-4317

press@expedia.com